UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  April 24, 2012

CRAFT BREW ALLIANCE, INC.
(Exact name of registrant as specified in charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street
Portland, OR 97227-1733
 (Address of principal executive offices)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On April 24, 2012, a tragic accident at the Craft Brew Alliance, Inc. (“CBA”) Brewery in Portsmouth, New Hampshire, claimed the life of an employee who had been with the company for seven years.  The accident resulted from the explosive disintegration of a plastic keg which was being handled by the employee at the time.  The keg did not belong to and had not been used by CBA.  It had been erroneously delivered to CBA as part of a shipment of used kegs, which is a fairly common occurrence in the industry.  CBA is conducting an investigation to determine the exact cause of the accident and its consequences.  A memorial service for the employee was held at the Portsmouth Brewery on April 27, 2012.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.

Dated: April 27, 2012	By:	/s/ Mark D. Moreland
Mark D. Moreland
Chief Financial Officer and Treasurer

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